UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2005

Date of report (Date of earliest event reported)

TTM TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

WASHINGTON

(State or other jurisdiction of incorporation)

0-31285	91-1033443
(Commission File Number)	(IRS Employer Identification Number)

2630 SOUTH HARBOR BOULEVARD
SANTA ANA, CALIFORNIA
92704

(Address of Principal Executive Offices) (Zip Code)

(714) 327-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

                                Item 7.01.              Regulation FD Disclosure.

                        On April 26, 2005, the registrant issued a press release responding to an Agency Action Notice issued by the Defense Contract Management Agency. A copy of the registrant’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                        The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                        The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

                        The text included with this report is available on our website located at www.ttmtech.com, although we reserve the right to discontinue that availability at any time.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Exhibits.
Exhibit 99.1. Press Release from the registrant, dated April 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: April 26, 2005	By:	/s/ Stacey M. Peterson
Stacey M. Peterson
Chief Financial Officer